EXHIBIT 99.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                 AS ADOPTED PURSUANT TO SECTION 906 OF THE
                        SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Viskase Companies, Inc. for the quarter ended September 30, 2002, I, F. Edward Gustafson, Chairman, Chief Executive Officer and President of Viskase Companies, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Quarterly Report on Form 10-Q of Viskase Companies, Inc. for the quarter ended September 30, 2002, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q of Viskase Companies, Inc. for the quarter ended September 30, 2002, fairly represents, in all material respects, the financial condition and results of operations of Viskase Companies, Inc.



Date:  November 14, 2002

                           /s/  F. Edward Gustafson
                           ------------------------
                           F. Edward Gustafson
                           Chairman, Chief Executive Officer and President